SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

 _____________

FORM 8-K

 _____________

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported):  August 1, 2003

BioSpecifics Technologies Corp.

(Exact Name of Registrant Specified in Charter)

Delaware

0-19879

11-3054851

(State or Other Jurisdiction

(Commission File

(I.R.S. Employer

of Incorporation)

Number)

Identification No.)

35 Wilbur Street

Lynbrook, New York 11563

(Address of Principal Executive Offices)(Zip Code)

Registrant’s telephone number, including area code:  (516) 593-7000

Item 5.     Other Events and Regulation FD Disclosure.

On August 1, 2003, BioSpecifics Technologies Corp. issued a press release announcing notification by The Nasdaq Stock Market that the Nasdaq Listing Qualifications Panel has determined to conditionally continue the listing of the Company’s common stock on The Nasdaq SmallCap Market under the symbol BSTC. The text of the press release, which is attached as Exhibit 99.1, is incorporated by reference in its entirety.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

(c)   Exhibits

Exhibit No.

Description

99.1

Press release dated August 1, 2003

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

BIOSPECIFICS TECHNOLOGIES CORP.

Date: August 4, 2003

By:  /s/ Albert Horcher

Name:

Albert Horcher

Title:

Principal Accounting Officer

EXHIBIT INDEX

Exhibit No.

Description

99.1

Press release dated August 1, 2003

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